Aspiriant Risk-Managed Global Equity Fund (the “Fund”)
A series of Aspiriant Trust
(formerly Aspiriant Global Equity Trust)

Supplement dated March 25, 2015
to the Statement of Additional Information dated July 1, 2014, as supplemented December 15, 2014

This supplement updates information in the Statement of Additional Information (“SAI”) for the Fund and should be read in conjunction with the SAI.

Effective March 27, 2015, Equity Investment Corporation (“EIC”) will serve as an additional sub-adviser for the Fund’s quality strategy.  EIC is majority-owned and controlled by Mr. James F. Barksdale, President of EIC.  For the services provided pursuant to its sub-advisory agreement, EIC is entitled to a fee at an annual rate based on the average daily net assets allocated to the strategy that EIC manages.  Such fee will be paid to EIC by the Fund’s investment adviser out of the advisory fee it receives from the Fund.

Other Accounts Managed.  In addition to managing assets of the Fund, James F. Barksdale, W. Andrew Bruner, R. Terrance Irrgang, and Ian Zabor manage or advise other accounts on behalf of EIC.  The table below provides information as of December 31, 2014 about the other accounts over which the portfolio managers have day-to-day investment responsibility.

Type of Account	Total Accounts		Accounts With Performance-Based Fees
	Number	Assets (in millions)	Number	Assets (in millions)
Registered Investment Companies	1	$324.9	0	0
Other Pooled Investment Vehicles	4	$13.2	0	0
Other Accounts	13,037	$5,181.6	0	0

Material Conflicts of Interest.  EIC provides advisory services to other clients that invest in securities of the same type in which the Fund invests.  EIC is aware of its obligation to ensure that when orders for the same securities are entered on behalf of the Fund and other accounts, the Fund receives fair and equitable allocation of these orders, particularly where affiliated accounts may participate.  EIC attempts to mitigate potential conflicts of interest by adopting policies and procedures regarding trade execution, brokerage allocation, and order aggregation that provide a methodology for ensuring fair treatment for all clients in situations where orders cannot be completely filled or filled at different prices.

Compensation.  Mr. Barksdale receives a salary from EIC and as owner of EIC he is compensated through his participation in EIC’s profits.  EIC compensates the other portfolio managers through a combination of salary, discretionary bonuses, and a revenue sharing arrangement through a phantom equity -based incentive compensation plan.  Discretionary bonuses are based on the success of the overall firm as well as each portfolio manager’s contribution to that success as determined by EIC’s management.  Under the phantom equity-based incentive compensation plan, portfolio managers receive phantom stock appreciation rights valued based on a formula tied directly to EIC’s revenues.  While not real equity in EIC, management believes that these rights give the portfolio managers a significant participation in the firm’s growth and welfare.

Proxy Voting.  Subject to the supervision of the Fund’s Board of Trustees, the Fund has delegated authority to vote proxies to its investment adviser, which has delegated such authority to the sub-advisers with respect to the assets of the Fund each manages.  EIC’s proxy voting policy and procedures are attached.

Please retain this supplement for future reference.

   Equity Investment Corporation

PROXY VOTING POLICY & PROCEDURES
August 2014

EIC has adopted this proxy voting policy and procedures (“Proxy Policy”), as required by Rule 206(4)-6 under the Advisers Act, to facilitate the voting of proxies relating to portfolio securities in what it perceives to be the best interests of persons for whom EIC performs investment management services and is authorized and required to vote or consider voting proxies.

A.	POLICY

It is EIC’s policy to vote proxies solely in what we believe are the best long-term economic interests of our clients. In general, this policy results in votes consistent with management’s recommendations. However, we vote against proposals that adversely affect:

1.	the firm's long-term economic attractiveness,
2.	the normal functioning of shareholder democracy, and/or
3.	our clients' position as owners of the company.

For example, we normally vote against anti-takeover provisions since they often infringe on shareholder democracy. However, we have voted in favor of staggered board terms on the basis that these increase continuity of management regardless of who the owner is.

We vote in favor of plans that provide an incentive to stock ownership by employees, management, and directors. However, the potential for dilution that some stock option and grant plans present is a concern.

Since a fiduciary's endorsement of excessive dilution could be viewed as an imprudent action, we vote against plans that:

1.	Allocate more than 5% of the firm's shares to incentive compensation, or
2.	Do not set a limit on the maximum amount that can be awarded to an individual in a given year.
3.	Grant options with an exercise price less than 100% of the fair market value at the date of grant, or less than 85% of the fair market value on the date of grant if the discount is granted in lieu of a reasonable amount of salary or cash bonus.
4.	Do not delineate the conditions for grants to non-employee directors, but rather make it subject to management's discretion.
5.	Expressly allow the repricing of underwater options.

Requirements #1, #2, and #4 may be  waived, however, if the option grant itself  (not the exercising of the grant) requires a financial investment on the part of the recipient, since such an investment by the recipient may serve as a built-in control against excessive dilution.

With respect to social issues (religious, tobacco, military, animal rights, Northern Ireland, South Africa, nuclear concerns, etc.) our practice has been to vote with management.

B.	PROCEDURES

•	EIC’s obligation to vote proxies is confirmed through a review of a client’s agreement.

•	Proxy materials received on behalf of clients must be forwarded to the CCO or designee.

•	The CCO or designee will determine which client accounts hold the security to which the proxy relates.

•	The CCO or designee votes the proxy in a timely and appropriate manner.

•	EIC utilizes ProxyEdge, a proxy-voting service provided by Broadridge Investor Communications Solutions, Inc. (“Broadridge”) for electronic delivery of ballots, online voting, and integrated reporting and recordkeeping of our proxy votes. We make voting decisions and vote on shareholder matters where the Custodian forwards to us or to Broadridge, in a timely manner, all necessary materials relating to Clients’ holdings. We subscribe to Broadridge’s fully integrated vote recommendations, including auto–execute, provided by Glass, Lewis & Co., LLC (Glass Lewis), a proxy advisory firm not affiliated with EIC. Glass Lewis’ vote recommendations are reviewed for conflicts with EIC’s proxy voting policy. Generally, Glass Lewis vote recommendations are consistent with our proxy voting policy as stated above. Where a Glass Lewis vote recommendation is in conflict with our policy, we will override the auto-execute vote.

C.	DISCLOSURE

EIC’s Client Brochure summarizes this proxy voting policy and procedures, including a statement that clients may request information regarding how EIC voted proxies and that clients may request a copy of this proxy voting policy and procedures.

D.	CLIENT REQUESTS FOR INFORMATION

Requests for information regarding proxy votes, or this policy and procedures, should be forwarded to the CCO or designee.

E.	ANNUAL REVIEW OF POLICY AND PROCEDURES

Pursuant to the review requirements of Rule 206(4)-7 under the Advisers Act, the CCO or designee, will conduct a periodic review, no less often than annually. Elements of the review will include:

1.	Review a sample of the voting record to determine if EIC is exercising its authority to vote proxies on portfolio securities held in the selected Accounts;

2.	Review voting data to determine if timely communication of proxy votes is reasonably accomplished during the period reviewed;
3.	Meet with EIC’s Director of Research to review the proxy voting, communication of proxy votes, accumulation of voting results and the general functioning and adequacy of this policy and procedures;
4.	Evaluate the performance of any proxy voting services or proxy advisory firms used by EIC, including whether or not the service or firm maintains its independence with respect to companies the securities of which are the subject of voting recommendations, information or analysis from the service or firm; and
5.	Prepare written reports to the President with respect to the foregoing items for which such a report is required or requested.

F.	RECORDKEEPING

EIC maintains records pertaining to proxy voting in accordance with Rule 204-2 (c)(2) under the Advisers Act.

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